--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 30, 2001

DLJ MORTGAGE ACCEPTANCE CORP. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2000, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2000-S4)


                          DLJ Mortgage Acceptance Corp
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELWARE                   333-75921                 13-3460894
---------------------------         ---------                 ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


11 Madison Avenue, New York, New York                                10010
-------------------------------------                                -----
(Address of Principal                                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is: (212) 538-3000
                                                        --------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Amendment to No. 1 to Pooling and Servicing Agreement, dated as of September 1, 2000, among DLJ Mortgage Acceptance Corp., as depositor, The Chase Manhattan Bank, as trustee and Wilshire Credit Corporation, as servicer, DLJ Mortgage Capital, Inc., as seller.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               DLJ MORTGAGE ACCEPTANCE
                                               CORP.


                                      By:        /s/ Helaine Hebble
                                                 ---------------------
                                      Name:      Helaine Hebble
                                      Title:     Senior Vice President


Dated:  April 2, 2001